SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                       [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
      240.14a-12


            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form,  Schedule or Registration  Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

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Neuberger Berman Management Inc.                [NEUBERGER | BERMAN]
605 Third Avenue                                A Lehman Brothers Company
New York, NY  10158-0180
Tel 212.476.8800



January 14, 2004





Dear Stockholder:

As a stockholder of Neuberger Berman Real Estate Securities Income Fund Inc., you were recently sent a proxy statement and card that asked you to vote to elect Class II directors. Unfortunately, the proxy card you received was incomplete and did not offer you the opportunity to vote for all of the directors that you, as a stockholder of that fund, are entitled to elect.

If you already voted your shares, we thank you for your prompt attention to this matter, but must ask you to vote again using the enclosed card. If you haven't yet submitted your vote, please use the enclosed card and disregard the card from the earlier mailing. We are also enclosing the proxy statement for your information.

We apologize for this inconvenience. If you have any questions regarding this matter, please call 877-461-1899.


Sincerely,

/s/ Peter E. Sundman

Peter E. Sundman
Chairman of the Board
Neuberger Berman Real Estate Securities Income Fund Inc.

Enclosure

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          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MARCH 2, 2004

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of common stock in the Neuberger Berman closed-end fund listed above at the Annual Meeting of Stockholders to be held on March 2, 2004, at 11:00 a.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. WITH RESPECT TO THE NEUBERGER BERMAN CLOSED-END FUND LISTED ABOVE, THIS PROXY IS BEING SOLICITED ON BEHALF OF ITS BOARD OF DIRECTORS.

The shares of common stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                               Date:        , 2004
                                                    --------

                                    Signature (owner, trustee, custodian, etc.)
                                    (Please sign in the box)
                                    --------------------------------------------



                                    --------------------------------------------
                                    Please sign exactly as name appears  hereon.
                                    If  shares  are  held in the  name of two or
                                    more  persons,  any  may  sign.   Attorneys-
                                    in-fact,  executors,   administrators,  etc.
                                    should so indicate.  If the stockholder is a
                                    corporation or  partnership,  please sign in
                                    full  corporate  or   partnership   name  by
                                    authorized person.

                                                                     cnbcef jl 2

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       YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF STOCK YOU OWN.
     PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.



              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. /X/

1. To elect five Class II Directors to serve until the annual meeting of stockholders in 2007, or until their successors are elected and qualified:

ALL FUNDS                                                FOR   WITHHOLD  FOR ALL
                                                         ALL     ALL     EXCEPT*
(01) John Cannon
(02) Barry Hirsch
(03) Jack L. Rivkin                                      / /     / /      / /
(04) John P. Rosenthal
(05) Tom D. Seip


*TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK
THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE
NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO
VOTE.

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         IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-877-461-1899.


                        PLEASE SIGN ON THE REVERSE SIDE.

                                                                     cnbcef jl 2